 As filed with the U.S. Securities and Exchange Commission on June 7, 2024

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22668

ETF Series Solutions
(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Kristina R. Nelson

ETF Series Solutions

615 East Michigan Street

Milwaukee, WI 53202
(Name and address of agent for service)

(414) 516-1645

Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: March 31, 2024

Item 1. Reports to Stockholders.

(a)

Annual Report

March 31, 2024

AlphaMark Actively Managed Small Cap ETF

Ticker: SMCP

AlphaMark Actively Managed Small Cap ETF

AlphaMark Actively Managed Small Cap ETF

Shareholder Letter
March 31, 2024 (Unaudited)

Dear Shareholder:

The AlphaMark Actively Managed Small Cap ETF (“SMCP” or the “Fund”) investment philosophy is founded on an appreciation of risk. Over the last three years individual small-cap stock volatility has been decreasing. Volatility in general has been decreasing as measured by the VIX. The VIX is a real-time index that represents the market’s expectations for the relative strength of near-term price changes of the S&P 500 Index. To capitalize on lower volatility, we changed the investment strategy of the Fund on July 31st, 2023 to focus on individual stocks versus the previous strategy of using ETFs for equity exposure. The change benefits the shareholders of the Fund in the following ways:

1)	A lower overall fee is achieved by reducing/eliminating the use of ETFs in the Fund.

2)	A more transparent investment strategy will be achieved by using individual equities versus all ETFs.

3)

The individual stock risk which we had been concerned about will continue to be diversified by investing in roughly 100 individual equities, with no position greater than 1.5% of the total portfolio at time of purchase.

The Fund is actively managed and invests primarily in equity securities of small-cap companies listed on a U.S. exchange. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-cap companies listed on a U.S. exchange. The Fund defines “small-cap” companies as companies with a total market capitalization of less than $7 billion at the time of purchase. We invest in companies with a proven history of consistent growth, sustainable earnings momentum, and the ability to produce a reliable stream of cash flow during all economic cycles. We use a “bottom-up” internal stock screening process designed to identify companies that produce reliable cash flow streams and are priced at a level that provides for growth opportunity. When we select securities for the Fund, we consider a company’s debt-to-capital ratio and 3-year average EBITDA margin. We also consider public analysts’ earnings estimates, and invest in companies with high, positive percentage changes in earnings estimates. We will invest in companies that are the most undervalued based on these fundamental factors. Over the last six months, we have exceeded our own expectations for the Fund’s performance relative to the Russell 2000 and are pleased with the investment strategy.

During the period April 1, 2023 to March 31, 2024 (the “current fiscal period”), the net asset value per share (“NAV”) of the Fund increased from $24.53 to $31.52, a total return of 29.48%. The market price increased from $24.53 to $31.57, a total return of

AlphaMark Actively Managed Small Cap ETF

Shareholder Letter
March 31, 2024 (Unaudited) (Continued)

29.71%. During the current fiscal period, the Morningstar US Small Cap Index gained 21.51%. The main contributors of gains in the Fund during the current fiscal period came from the following holdings: iShares Russell 2000 Growth ETF (IWO) +11.47%, iShares Russell 2000 Value ETF (IWN) +10.74%, Super Micro Computer, Inc. (SMCI) +42.85%, iShares MSCI Emerging Markets Small-Cap ETF (EEMS) +14.29% and Jackson Financial, Inc. (JXN) +103.96% The main contributors of losses in the Fund during the current fiscal period came from the following holdings: Inmode, Ltd. (INMD) -45.36%, Forward Air Corporation (FWRD) -41.67%, Verint Systems, Inc. (VRNT) -42.70%, Alight, Inc. - Class A (ALIT) -33.15% and Neogen Corporation (NEOG) -22.25%.

As of March 31, 2024, the Fund’s assets were invested among 100 stock positions and cash. The top 5 positions were: Super Micro Computer, Inc. (3.27%), Modine Manufacturing Company (1.47%), Sprouts Farmers Market, Inc. (1.23%), Parsons Corporation (1.22%) and PBF Energy, Inc. (1.20%). Cash equivalents represented 0.80% of the Fund’s net assets.

As of March 31, 2024, the Fund had net assets of $33.1 million.

Sincerely,

Michael L. Simon
President and Chief Investment Officer
AlphaMark Advisors, LLC

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

You can find the Fund’s statutory prospectus, statement of additional information and other information about the Fund online at http://www.alphamarkadvisors.com/etf/. You can also get this information at no cost by calling 1-800-617-0004 or by sending an e-mail request to ETF@usbank.com.

Must be preceded or accompanied by a prospectus.

AlphaMark Actively Managed Small Cap ETF

Shareholder Letter
March 31, 2024 (Unaudited) (Continued)

The Morningstar US Small Cap Index tracks the performance of the U.S. small-cap stocks that fall between the 90th and 97th percentile in market capitalization of the investable universe. In aggregate, the Small Cap Index represents 7% of the investable universe. The index does not incorporate Environmental, Social, or Governance (ESG) criteria.

The Standard & Poor’s 500® Index (S&P 500) is an index of 500 of the largest U.S. companies, listed on the New York Stock Exchange or NASDAQ, selected by the Standard & Poor’s Index Committee based on market capitalization. The S&P 500® Index is a widely recognized barometer of the U.S. equity market.

Investing involves risk. Principal loss is possible. The Fund invests in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater for investments in emerging markets. The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility. REITs may have limited financial resources, may trade less frequently and in limited volume, and may be more volatile than other securities. Investing in investment companies, such as ETFs will subject the Fund to additional expenses of each investment company and risk of owning the underlying securities held by each. ETFs may trade at a premium or discount to their net asset value. Shares of ETFs are bought and sold at market price (rather than NAV) and not individually redeemed from the Fund. Brokerage commissions will reduce returns.

Market returns are based on the daily NASDAQ Official Close Price (“NOCP”) at 4:00p.m. Eastern time and do not represent the returns you would receive if you traded shares at other times.

AlphaMark Advisors, LLC is the Adviser (the “Adviser”) to the AlphaMark Actively Managed Small Cap ETF, which is distributed by Quasar Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

Fund holdings and allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please see the Schedule of Investments in this report for a complete list of Fund holdings.

Diversification does not assure a profit or protect against loss in a declining market.

AlphaMark Actively Managed Small Cap ETF

Performance Summary
(Unaudited)

Growth of $10,000

Average Annual Returns March 31, 2024	One Year	Three Years	Five Years	Since Inception (4/20/15)
AlphaMark Actively Managed Small Cap ETF - NAV	29.48%	2.45%	6.77%	3.00%
AlphaMark Actively Managed Small Cap ETF - Market	29.71%	2.50%	6.96%	3.01%
Morningstar US Small Cap Index	21.51%	2.67%	8.93%	7.78%

This chart illustrates the performance of a hypothetical $10,000 investment made on April 20, 2015, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains and dividends.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be based solely on returns. For the most recent month end performance, please visit the Fund’s website at www.alphamarkadvisors.com/etf/. The gross expense ratio as of the prospectus dated July 31, 2023 was 0.90%.

AlphaMark Actively Managed Small Cap ETF

Portfolio Allocation
As of March 31, 2024 (Unaudited)

Sector	Percentage of Net Assets
Financial	24.0%
Industrial	18.4
Consumer, Cyclical	15.2
Consumer, Non-cyclical	14.9
Energy	12.0
Technology	7.3
Utilities	2.7
Communications	2.7
Basic Materials	2.0
Short-Term Investments	0.8
Other Assets in Excess of Liabilities(a)	0.0
TOTAL	100.0%

(a)	Represents less than 0.05% of net assets

AlphaMark Actively Managed Small Cap ETF

Schedule of Investments
March 31, 2024

Shares	Security Description	Value
	COMMON STOCKS — 99.2%
	Basic Materials — 2.0%
6,084	Commercial Metals Company	$357,557
1,426	Quaker Chemical Corporation	292,687
		650,244
	Communications — 2.7%
2,805	InterDigital, Inc.	298,620
19,901	TEGNA, Inc.	297,321
4,531	Ziff Davis, Inc. (a)	285,634
		881,575
	Consumer, Cyclical — 15.2%
4,613	Academy Sports & Outdoors, Inc.	311,562
14,390	American Eagle Outfitters, Inc.	371,117
1,353	Asbury Automotive Group, Inc. (a)	319,010
878	Cavco Industries, Inc. (a)	350,375
3,341	Century Communities, Inc.	322,407
3,693	GMS, Inc. (a)	359,477
4,875	KB Home	345,540
2,210	M/I Homes, Inc. (a)	301,201
5,511	MDC Holdings, Inc.	346,697
1,748	Meritage Homes Corporation	306,704
16,179	Resideo Technologies, Inc. (a)	362,733
4,100	Skyline Champion Corporation (a)	348,541
7,250	Steven Madden, Ltd.	306,530
5,707	Taylor Morrison Home Corporation (a)	354,804
8,601	Tri Pointe Homes, Inc. (a)	332,515
		5,039,213
	Consumer, Non-cyclical — 14.9%
6,792	ABM Industries, Inc.	303,059
10,976	Alkermes plc (a)	297,121
4,066	AMN Healthcare Services, Inc. (a)	254,166
5,305	Cal-Maine Foods, Inc.	312,199
9,375	Corcept Therapeutics, Inc. (a)	236,156
7,438	EVERTEC, Inc.	296,776
3,560	Haemonetics Corporation (a)	303,846
4,592	HealthEquity, Inc. (a)	374,845
2,520	Helen of Troy, Ltd. (a)	290,405

The accompanying notes are an integral part of these financial statements.

AlphaMark Actively Managed Small Cap ETF

Schedule of Investments
March 31, 2024 (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.2% (Continued)
	Consumer, Non-cyclical — 14.9% (Continued)
3,073	Integer Holdings Corporation (a)	$358,558
5,130	Korn Ferry	337,349
4,008	Merit Medical Systems, Inc. (a)	303,606
15,142	Neogen Corporation (a)	238,941
6,329	Sprouts Farmers Market, Inc. (a)	408,094
16,888	StoneCo, Ltd. - Class A (a)	280,510
5,129	Stride, Inc. (a)	323,383
		4,919,014
	Energy — 12.0%
898	Alpha Metallurgical Resources, Inc.	297,391
1,835	Arch Resources, Inc.	295,050
1,832	Chord Energy Corporation	326,536
15,225	CNX Resources Corporation (a)	361,137
3,029	CONSOL Energy, Inc.	253,709
8,407	Helmerich & Payne, Inc.	353,598
16,786	Liberty Energy, Inc.	347,806
28,194	Patterson-UTI Energy, Inc.	336,636
6,926	PBF Energy, Inc. - Class A	398,730
12,520	Peabody Energy Corporation	303,735
22,390	Permian Resources Corporation	395,407
4,993	Warrior Met Coal, Inc.	303,075
		3,972,810
	Financial — 24.0%
5,456	American Equity Investment Life Holding Company (a)	306,736
5,740	Ameris Bancorp	277,701
18,331	Apple Hospitality REIT, Inc.	300,262
6,892	Artisan Partners Asset Management, Inc. - Class A	315,447
14,235	Associated Banc-Corporation	306,195
5,576	Axos Financial, Inc. (a)	301,327
10,291	Cadence Bank	298,439
6,832	Cathay General Bancorp	258,455
10,913	CNO Financial Group, Inc.	299,889
5,773	Essent Group, Ltd.	343,551
10,049	First Financial Bankshares, Inc.	329,708
7,368	Glacier Bancorp, Inc.	296,783

The accompanying notes are an integral part of these financial statements.

AlphaMark Actively Managed Small Cap ETF

Schedule of Investments
March 31, 2024 (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.2% (Continued)
	Financial — 24.0% (Continued)
2,683	Hamilton Lane, Inc. - Class A	$302,535
6,266	Hancock Whitney Corporation	288,487
5,947	Jackson Financial, Inc. - Class A	393,335
30,695	LXP Industrial Trust	276,869
4,675	Mr Cooper Group, Inc. (a)	364,416
10,259	NMI Holdings, Inc. - Class A (a)	331,776
24,418	Pagseguro Digital, Ltd. - Class A (a)	348,689
8,347	Phillips Edison & Company, Inc.	299,407
3,060	Selective Insurance Group, Inc.	334,060
3,605	SouthState Corporation	306,533
4,711	Texas Capital Bancshares, Inc. (a)	289,962
10,406	United Community Banks, Inc.	273,886
28,038	Valley National Bancorp	223,182
2,742	Walker & Dunlop, Inc.	277,107
		7,944,737
	Industrial — 18.4%
2,796	Advanced Energy Industries, Inc.	285,136
2,416	AeroVironment, Inc. (a)	370,324
1,762	Applied Industrial Technologies, Inc.	348,083
2,532	ArcBest Corporation	360,810
2,354	Boise Cascade Company	361,033
8,645	Frontdoor, Inc. (a)	281,654
2,532	GATX Corporation	339,364
6,623	Hub Group, Inc. - Class A	286,246
4,033	Itron, Inc. (a)	373,133
2,778	Matson, Inc.	312,247
5,100	Modine Manufacturing Company (a)	485,470
2,816	Plexus Corporation (a)	267,013
5,008	Scorpio Tankers, Inc.	358,322
3,462	Sterling Infrastructure, Inc. (a)	381,894
5,299	Terex Corporation	341,256
2,425	UFP Industries, Inc.	298,299
12,702	Vishay Intertechnology, Inc.	288,081
10,354	Zurn Elkay Water Solutions Corporation	346,548
		6,084,913

The accompanying notes are an integral part of these financial statements.

AlphaMark Actively Managed Small Cap ETF

Schedule of Investments
March 31, 2024 (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.2% (Continued)
	Technology — 7.3%
3,165	ASGN, Inc. (a)	$331,565
2,347	Axcelis Technologies, Inc. (a)	261,737
4,855	Parsons Corporation (a)	402,722
1,071	Super Micro Computer, Inc. (a)	1,081,743
13,221	Verra Mobility Corporation (a)	330,128
		2,407,895
	Utilities — 2.7%
4,979	ALLETE, Inc.	296,948
5,983	Northwestern Energy Group, Inc.	304,714
3,583	Otter Tail Corporation	309,571
		911,233

	TOTAL COMMON STOCKS (Cost $28,780,923)	32,811,634

	SHORT-TERM INVESTMENTS — 0.8%
273,743	First American Government Obligations Fund - Class X, 5.23% (b)	273,743
	TOTAL SHORT-TERM INVESTMENTS (Cost $273,743)	273,743
	TOTAL INVESTMENTS (Cost $29,054,666) — 100.0%	33,085,377
	Other Assets in Excess of Liabilities — 0.0% (c)	7,017
	NET ASSETS — 100.0%	$33,092,394

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	Rate shown is the annualized seven-day yield as of March 31, 2024.
(c)	Represents less than 0.05% of net assets.

The accompanying notes are an integral part of these financial statements.

AlphaMark Actively Managed Small Cap ETF

Statement of Assets and Liabilities
March 31, 2024

ASSETS
Investments in securities, at value (Cost $29,054,666)	$33,085,377
Dividends and interest receivable	31,527
Total assets	33,116,904

LIABILITIES
Management fees payable	24,510
Total liabilities	24,510

NET ASSETS	$33,092,394

Net Assets Consist of:
Paid-in capital	$27,986,608
Total distributable earnings (accumulated deficit)	5,105,786
Net assets	$33,092,394

Net Asset Value:
Net assets	$33,092,394
Shares outstanding ^	1,050,000
Net asset value, offering and redemption price per share	$31.52

^	No par value, unlimited number of shares authorized.

The accompanying notes are an integral part of these financial statements.

AlphaMark Actively Managed Small Cap ETF

Statement of Operations
For the Year Ended March 31, 2024

INCOME
Dividends(1)	$491,881
Interest	10,624
Total investment income	502,505

EXPENSES
Management fees	235,579
Total expenses	235,579
Net investment income (loss)	266,926

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	5,267,076
Change in unrealized appreciation (depreciation) on investments	1,712,038
Net realized and unrealized gain (loss) on investments	6,979,114
Net increase (decrease) in net assets resulting from operations	$7,246,040

1)	Net of foreign taxes withheld of $370.

The accompanying notes are an integral part of these financial statements.

AlphaMark Actively Managed Small Cap ETF

Statements of Changes in Net Assets

	Year Ended March 31, 2024	Year Ended March 31, 2023
OPERATIONS
Net investment income (loss)	$266,926	$147,181
Net realized gain (loss) on investments	5,267,076	(211,377)
Change in unrealized appreciation (depreciation) on investments	1,712,038	(3,279,210)
Net increase (decrease) in net assets resulting from operations	7,246,040	(3,343,406)

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(232,756)	(135,676)
Total distributions to shareholders	(232,756)	(135,676)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	2,773,870	3,624,790
Payments for shares redeemed	—	(1,247,730)
Net increase (decrease) in net assets derived from capital share transactions (a)	2,773,870	2,377,060
Net increase (decrease) in net assets	$9,787,154	$(1,102,022)

NET ASSETS
Beginning of year	$23,305,240	$24,407,262
End of year	$33,092,394	$23,305,240

(a)	A summary of capital share transactions is as follows:

	Shares	Shares
Shares sold	100,000	150,000
Shares redeemed	—	(50,000)
Net increase (decrease)	100,000	100,000

The accompanying notes are an integral part of these financial statements.

AlphaMark Actively Managed Small Cap ETF

Financial Highlights
For a capital share outstanding throughout the year

	Year Ended March 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$24.53	$28.71	$29.92	$17.63	$23.46

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (1)(2)	0.27	0.16	0.23	0.12	0.25
Net realized and unrealized gain (loss) on investments (5)	6.95	(4.20)	(1.22)	12.32	(5.93)
Total from investment operations	7.22	(4.04)	(0.99)	12.44	(5.68)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.23)	(0.14)	(0.22)	(0.15)	(0.15)
Total distributions to shareholders	(0.23)	(0.14)	(0.22)	(0.15)	(0.15)

Net asset value, end of year	$31.52	$24.53	$28.71	$29.92	$17.63

Total return	29.48%	-14.05%	-3.37%	70.63%	-24.37%

SUPPLEMENTAL DATA:
Net assets at end of year (000’s)	$33,092	$23,305	$24,407	$25,436	$15,871

RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets (3)	0.90%	0.90%	0.90%	0.90%	0.90%
Net investment income (loss) to average net assets (2)	1.02%	0.66%	0.74%	0.51%	1.07%
Portfolio turnover rate (4)	178%	17%	38%	44%	62%

(1)	Calculated based on average shares outstanding during the year.
(2)

Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invested prior to July 31, 2023. The ratio does not include net investment income of the underlying investment companies in which the Fund invested.

(3)	Does not include expenses of the investment companies in which the Fund invested prior to July 31, 2023.
(4)	Excludes the impact of in-kind transactions.
(5)

Net realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of these financial statements.

AlphaMark Actively Managed Small Cap ETF

Notes to Financial Statements
March 31, 2024

NOTE 1 – ORGANIZATION

AlphaMark Actively Managed Small Cap ETF (the “Fund”) is a diversified series of ETF Series Solutions (“ESS” or the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on February 9, 2012. The Trust is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares is registered under the Securities Act of 1933, as amended (the “Securities Act”). The investment objective of the Fund is to seek long-term growth of capital. Prior to July 31, 2023 the Fund invested primarily in ETFs (“Underlying ETFs”) that invest in equity securities of small-cap companies listed on a U.S. or international exchange (including in emerging markets). The Fund commenced operations on April 20, 2015.

The end of the reporting period for the Fund is March 31, 2024, and the period covered by these Notes to Financial Statements is the fiscal period from April 1, 2023 to March 31, 2024 (the “current fiscal period”).

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.

Security Valuation. All equity securities, including domestic and foreign common stocks, preferred stocks, and exchange traded funds that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively, “Nasdaq”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last

AlphaMark Actively Managed Small Cap ETF

NOTES TO FINANCIAL STATEMENTS
March 31, 2024 (Continued)

quoted closing bid and asked price will be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value.

Investments in mutual funds, including money market funds, are valued at their net asset value (“NAV”) per share.

Securities for which quotations are not readily available are valued at their respective fair values in accordance with pricing procedures adopted by the Fund’s Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board. The use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would be calculated without regard to such considerations.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

AlphaMark Actively Managed Small Cap ETF

NOTES TO FINANCIAL STATEMENTS
March 31, 2024 (Continued)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of the end of the current fiscal period:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$32,811,634	$—	$—	$32,811,634
Short-Term Investments	273,743	—	—	273,743
Total Investments in Securities	$33,085,377	$—	$—	$33,085,377

^	See Schedule of Investments for breakout of investments by sector classifications.

During the current fiscal period, the Fund did not recognize any transfers to or from Level 3.

B.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all net taxable investment income and net capital gains to shareholders. Therefore, no federal income tax provision is required. The Fund plans to file U.S. Federal and applicable state and local tax returns.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the current fiscal period, the Fund did not incur any interest or penalties.

C.

Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends included

AlphaMark Actively Managed Small Cap ETF

NOTES TO FINANCIAL STATEMENTS
March 31, 2024 (Continued)

in dividend income or separately disclosed, if any, are recorded at the fair value of the security received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income is recorded on an accrual basis.

Distributions received from the Fund’s investments in real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain, or a return of capital. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, the Fund must use estimates in reporting the character of its income and distributions received during the current calendar year for financial statement purposes. The actual character of distributions to the Fund’s shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by the Fund’s shareholders may represent a return of capital.

D.

Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities are declared and paid by the Fund at least annually. Distributions are recorded on the ex-dividend date.

E.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the current fiscal period. Actual results could differ from those estimates.

F.

Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per share for creation units of the Fund is equal to the Fund’s NAV per share.

G.

Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

AlphaMark Actively Managed Small Cap ETF

NOTES TO FINANCIAL STATEMENTS
March 31, 2024 (Continued)

H.

Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. Permanent differences primarily relate to redemptions in-kind. During the fiscal year ended March 31, 2024, there were no such reclasses made.

I.

Subsequent Events. In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no events or transactions that occurred during the period subsequent to the end of the current fiscal period that materially impacted the amounts or disclosures in the Fund’s financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

AlphaMark Advisors, LLC (“the Adviser”), serves as the investment adviser to the Fund. Pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of the Fund, and the Adviser, the Adviser provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to the direction and control of the Board and the officers of the Trust. Under the Advisory Agreement, the Adviser also arranges for the transfer agency, custody, fund administration and accounting, and all other related services necessary for the Fund to operate. Under the Advisory Agreement, the Adviser has agreed to pay all expenses of the Fund, except for: the fee paid to the Adviser pursuant to the Advisory Agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses. For the services it provides to the Fund, the Fund pays the Adviser a unified management fee, which is calculated daily and paid monthly, at an annual rate of 0.90% on the first $50 million of the Fund’s net assets, 0.80% on the next $100 million in net assets, 0.70% on the next $100 million in net assets, and 0.60% on net assets greater than $250 million.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or “Administrator”), acts as the Fund’s Administrator and, in that capacity, performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the Board; and monitors the activities of the Fund’s Custodian, transfer agent, and fund accountant. Fund Services also serves as the transfer agent and fund accountant to the Fund. U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the Fund’s Custodian.

AlphaMark Actively Managed Small Cap ETF

NOTES TO FINANCIAL STATEMENTS
March 31, 2024 (Continued)

All officers of the Trust are affiliated with the Administrator and Custodian.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

During the current fiscal period, purchases and sales of securities by the Fund, excluding short-term securities and in-kind transactions, were $46,494,687 and $46,423,573, respectively.

During the current fiscal period, there were no purchases or sales of U.S. Government securities.

During the current fiscal period, in-kind transactions associated with creations were $2,745,421 there were no in-kind transactions associated with redemptions.

NOTE 5 – INCOME TAX INFORMATION

The components of distributable earnings (accumulated deficit) and cost basis of investments for federal income tax purposes at March 31, 2024 were as follows:

Tax cost of investments	$29,054,666
Gross tax unrealized appreciation	$4,767,049
Gross tax unrealized depreciation	(736,338)
Net tax unrealized appreciation (depreciation)	4,030,711
Undistributed ordinary income	123,305
Undistributed long-term capital gains	951,770
Other accumulated gain (loss)	—
Distributable earnings (accumulated deficit)	$5,105,786

A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31 and December 31, respectively. For the taxable year ended March 31, 2024, the Fund did not elect to defer any post-October capital losses or late-year ordinary losses.

As of March 31, 2024, the Fund had no capital loss carryforward available. During the current fiscal year, the Fund utilized the full short-term capital loss carryforward of $3,695,047 and $228,135 of long-term capital loss carryforward that was available as of March 31, 2023.

The tax character of distributions paid by the Fund during the fiscal years ended March 31, 2024 and March 31, 2023 was $232,756 and $135,676 of ordinary income, respectively.

AlphaMark Actively Managed Small Cap ETF

NOTES TO FINANCIAL STATEMENTS
March 31, 2024 (Continued)

NOTE 6 – SHARE TRANSACTIONS

Shares of the Fund are listed and traded on The Nasdaq Stock Market, LLC. Market prices for the shares may be different from their NAV. The Fund issues and redeems shares on a continuous basis at NAV generally in large blocks of shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Creation Units may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Fund currently offers one class of shares, which has no front-end sales load, no deferred sales charges, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for the Fund is $300, payable to the Custodian. The fixed transaction fee may be waived on certain orders if the Fund’s Custodian has determined to waive some or all of the costs associated with the order or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% of the value of the Creation Units subject to the transaction. Variable fees received by the Fund, if any, are displayed in the Capital Share Transactions section of the Statements of Changes in Net Assets. The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges.

NOTE 7 – RISKS

Investment Company Risk (prior to July 31, 2023). The risks of investing in investment companies, such as the underlying ETFs, typically reflect the risks of the types of instruments in which the investment companies invest. By investing in another investment company, the Fund becomes a shareholder of that investment company and bears its proportionate share of the fees and expenses of the other investment company. The Fund may be subject to statutory limits with respect to the amount it can invest in other ETFs, which may adversely affect the Fund’s ability to achieve its

AlphaMark Actively Managed Small Cap ETF

NOTES TO FINANCIAL STATEMENTS
March 31, 2024 (Continued)

investment objective. Investments in ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below their NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) trading of an ETF’s shares may be halted for a number of reasons.

Smaller Companies Risk. The equity securities of smaller companies have historically been subject to greater investment risk than securities of larger companies. The prices of equity securities of smaller companies tend to be more volatile and less liquid than the prices of equity securities of larger companies.

AlphaMark Actively Managed Small Cap ETF

Report of Independent Registered Public Accounting Firm

To the Shareholders of AlphaMark Actively Managed Small Cap ETF and
Board of Trustees of ETF Series Solutions

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of AlphaMark Actively Managed Small Cap ETF (the “Fund”), a series of ETF Series Solutions, as of March 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2024, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

AlphaMark Actively Managed Small Cap ETF

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(Continued)

We have served as the auditor of one or more of AlphaMark Advisors, LLC’s investment companies since 2008.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
May 23, 2024

AlphaMark Actively Managed Small Cap ETF

Trustees and Officers
(Unaudited)

Additional information about each Trustee of the Trust is set forth below. The address of each Trustee of the Trust is c/o U.S. Bank Global Fund Services, 615 E. Michigan Street, Milwaukee, WI 53202.

Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Leonard M. Rush, CPA Born: 1946	Lead Independent Trustee and Audit Committee Chairman	Indefinite term; since 2012	Retired; formerly Chief Financial Officer, Robert W. Baird & Co. Incorporated (wealth management firm) (2000–2011).	54	Independent Trustee, Managed Portfolio Series (34 portfolios) (since 2011).
David A. Massart Born: 1967	Trustee and Nominating and Governance Committee Chairman	Indefinite term; Trustee since 2012; Committee Chairman since 2023	Partner and Managing Director, Beacon Pointe Advisors, LLC (since 2022); Co-Founder, President, and Chief Investment Strategist, Next Generation Wealth Management, Inc. (2005–2021).	54	Independent Trustee, Managed Portfolio Series (34 portfolios) (since 2011).
Janet D. Olsen Born: 1956	Trustee	Indefinite term; since 2018	Retired; formerly Managing Director and General Counsel, Artisan Partners Limited Partnership (investment adviser) (2000–2013); Executive Vice President and General Counsel, Artisan Partners Asset Management Inc. (2012–2013); Vice President and General Counsel, Artisan Funds, Inc. (investment company) (2001–2012).	54	Independent Trustee, PPM Funds (2 portfolios) (since 2018).

AlphaMark Actively Managed Small Cap ETF

TRUSTEES AND OFFICERS
(Unaudited) (Continued)

Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee
Michael A. Castino Born: 1967	Trustee and Chairman	Indefinite term; Trustee since 2014; Chairman since 2013	Managing Director, Investment Manager Solutions, Sound Capital Solutions LLC (since 2023); Senior Vice President, U.S. Bancorp Fund Services, LLC (2013–2023); Managing Director of Index Services, Zacks Investment Management (2011–2013).	54	None

The officers of the Trust conduct and supervise its daily business. The address of each officer of the Trust is c/o U.S. Bank Global Fund Services, 615 E. Michigan Street, Milwaukee, WI 53202. Additional information about the Trust’s officers is as follows:

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Principal Officers of the Trust
Kristina R. Nelson Born: 1982	President	Indefinite term; since 2019	Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2020); Vice President, U.S. Bancorp Fund Services, LLC (2014–2020).
Cynthia L. Andrae Born: 1971	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite term; since 2022 (other roles since 2021)

Vice President, U.S. Bancorp Fund Services, LLC (since 2019); Deputy Chief Compliance Officer, U.S. Bancorp Fund Services, LLC (2021–2022); Compliance Officer, U.S. Bancorp Fund Services, LLC (2015-2019).

Kristen M. Weitzel Born: 1977	Treasurer	Indefinite term; since 2014 (other roles since 2013)	Vice President, U.S. Bancorp Fund Services, LLC (since 2015).
Joshua J. Hinderliter Born: 1983	Secretary and Vice President	Indefinite term; since 2023	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2022); Managing Associate, Thompson Hine LLP (2016–2022).

AlphaMark Actively Managed Small Cap ETF

TRUSTEES AND OFFICERS
(Unaudited) (Continued)

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jason E. Shlensky Born: 1987	Assistant Treasurer	Indefinite term; since 2019	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2019); Officer, U.S. Bancorp Fund Services, LLC (2014–2019).
Jessica L. Vorbeck Born: 1984	Assistant Treasurer	Indefinite term; since 2020	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2022); Officer, U.S. Bancorp Fund Services, LLC (2014-2017, 2018-2022).

The Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available without charge, upon request, by calling toll free at (800) 617-0004, by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at www.alphamarkadvisors.com/etf/.

AlphaMark Actively Managed Small Cap ETF

Expense Example
For the Six-Months Ended March 31, 2024 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period as indicated in the following Expense Example Table.

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value October 1, 2023	Ending Account Value March 31, 2024	Expenses Paid During the Period(1)
Actual	$1,000.00	$1,268.80	$5.10
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.50	$4.55

(1)

The dollar amounts shown as expenses paid during the period are equal to the annualized expense ratio, 0.90%, multiplied by the average account value during the six-month period, multiplied by 183/366 to reflect the one-half year period.

AlphaMark Actively Managed Small Cap ETF

Review of Liquidity Risk Management Program
(Unaudited)

Pursuant to Rule 22e-4 under the Investment Company Act of 1940, the Trust, on behalf of the series of the Trust covered by this shareholder report (the “Series”), has adopted a liquidity risk management program to govern the Trust’s approach to managing liquidity risk. Rule 22e-4 seeks to promote effective liquidity risk management, thereby reducing the risk that a fund will be unable to meet its redemption obligations and mitigating dilution of the interests of fund shareholders. The Trust’s liquidity risk management program is tailored to reflect the Series’ particular risks, but not to eliminate all adverse impacts of liquidity risk, which would be incompatible with the nature of such Series.

The investment adviser to the Series has adopted and implemented its own written liquidity risk management program (the “Program”) tailored specifically to assess and manage the liquidity risk of the Series.

At a recent meeting of the Board of Trustees of the Trust, the Trustees received a report pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the period ended December 31, 2023. The report concluded that the Program is reasonably designed to assess and manage the Series’ liquidity risk and has operated adequately and effectively to manage such risk. The report reflected that there were no liquidity events that impacted the Series’ ability to timely meet redemptions without dilution to existing shareholders. The report further noted that no material changes have been made to the Program since its implementation.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding the Series’ exposure to liquidity risk and other principal risks to which an investment in the Series may be subject.

AlphaMark Actively Managed Small Cap ETF

Approval of Advisory Agreement & Board Considerations
(Unaudited)

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), at a meeting held on October 5, 2023 (the “Meeting”), the Board of Trustees (the “Board”) of ETF Series Solutions (the “Trust”) approved the continuance of the Investment Advisory Agreement (the “Advisory Agreement”) between AlphaMark Advisors, LLC (the “Adviser”) and the Trust, on behalf of AlphaMark Actively Managed Small Cap ETF (the “Fund”).

Prior to the Meeting, the Board, including the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), reviewed written materials (the “Materials”), including information from the Adviser regarding, among other things: (i) the nature, extent, and quality of the services provided to the Fund by the Adviser; (ii) the historical performance of the Fund; (iii) the cost of the services provided and the profits realized by the Adviser or its affiliates from services rendered to the Fund; (iv) comparative fee and expense data for the Fund and other investment companies with similar investment objectives, including a report prepared by Barrington Partners, an independent third party, that compares the Fund’s investment performance, fees and expenses to relevant market benchmarks and peer groups (the “Barrington Report”); (v) the extent to which any economies of scale realized by the Adviser in connection with its services to the Fund are shared with Fund shareholders; (vi) any other financial benefits to the Adviser and its affiliates resulting from services rendered to the Fund; and (vii) other factors the Board deemed to be relevant.

The Board also considered that the Adviser, along with other service providers of the Fund, had provided written and oral updates on the firm over the course of the year with respect to its role as investment adviser to the Fund, and the Board considered that information alongside the Materials in its consideration of whether the Agreement should be continued. Additionally, a representative from the Adviser provided an oral overview of the Fund’s strategy, the services provided to the Fund by the Adviser, and additional information about the Adviser’s personnel and business operations. The Board then discussed the Materials and the Adviser’s oral presentation, as well as any other relevant information received by the Board at the Meeting and at prior meetings, and deliberated on the approval of the continuation of the Agreement in light of this information.

Approval of the Continuation of the Advisory Agreement with the Adviser

Nature, Extent, and Quality of Services Provided. The Trustees considered the scope of services provided under the Advisory Agreement, noting that the Adviser had provided and would continue to provide investment management services to the Fund. In considering the nature, extent, and quality of the services provided by the Adviser, the Board considered the quality of the Adviser’s compliance program and past reports from the Trust’s Chief Compliance Officer (“CCO”) regarding the CCO’s review of the Adviser’s compliance program. The Board also considered its previous experience with the Adviser providing investment management services to the Fund. The Board noted that it had received a copy of the Adviser’s registration form and financial statements, as well as the Adviser’s response to a

AlphaMark Actively Managed Small Cap ETF

Approval of Advisory Agreement & Board Considerations
(Unaudited) (Continued)

detailed series of questions that included, among other things, information about the Adviser’s decision-making process, the background and experience of the firm’s key personnel, and the firm’s compliance policies, marketing practices, and brokerage information.

The Board also considered other services provided by the Adviser to the Fund, including the day-to-day management of the Fund’s portfolio, monitoring the extent to which the Fund achieves its investment objective as an actively managed fund, monitoring the Fund’s adherence to its investment restrictions and its compliance with the Fund’s policies and procedures and applicable securities regulations.

Historical Performance. The Trustees next considered the Fund’s performance. The Board observed that additional information regarding the Fund’s past investment performance, for periods ended June 30, 2023, had been included in the Materials, including the Barrington Report, which compared the performance results of the Fund with the returns of a group of ETFs selected by Barrington Partners as most comparable (the “Peer Group”) as well as with funds in the Fund’s Morningstar category – U.S. Fund Small Blend (the “Category Peer Group”). The Board considered that the funds included in the Peer Group were all small cap ETFs with similar investment strategies but many of these peer funds had launched less than five years earlier. Additionally, at the Board’s request, the Adviser identified the funds the Adviser considered to be the Fund’s most direct competitors (the “Selected Peer Group”) and provided the Selected Peer Group’s performance results. The funds in the Selected Peer Group include small-cap ETFs with less than $100 million in assets under management that, based on a combination of quantitative and qualitative considerations made by the Adviser, have similar investment objectives and principal investment strategies as the Fund. However, the Board took into consideration that there are few actively managed small-cap ETFs in the market available for comparison. In addition, the Board considered that the Fund recently changed its principal investment strategies, effective July 31, 2023, to seek exposure to small cap equity securities directly, rather than through investments in other ETFs. The Board noted, however, that these changes would not be reflected in the Fund’s returns for the periods ended June 30, 2023.

The Board noted that, for each of the one-year, three-year, five-year, and since inception periods ended June 30, 2023, the Fund underperformed its broad-based benchmarks: the Russell 2000 Total Return Index and the Morningstar US Small Cap Total Return USD Index, each of which measures the performance of the small-cap segment of the U.S. equity market. The Board also considered that, for the one-year, three-year, and five-year periods ended June 30, 2023, the Fund underperformed the median return of its Peer Group and Category Peer Group. The Board noted, however, that the Fund generally performed within the range of the Selected Peer Group for the one- and three-year periods ended June 30, 2023.

Cost of Services Provided and Economies of Scale. The Board then reviewed the Fund’s fees and expenses. The Board took into consideration that the Adviser had charged, and would continue to charge, a “unified fee,” meaning the Fund pays no expenses other than the

AlphaMark Actively Managed Small Cap ETF

Approval of Advisory Agreement & Board Considerations
(Unaudited) (Continued)

advisory fee and, if applicable, certain other costs such as interest, brokerage, acquired fund fees and expenses (“AFFE”), extraordinary expenses, and, to the extent it is implemented, fees pursuant to a Distribution and/or Shareholder Servicing (12b 1) Plan. The Board noted that the Adviser had been and would continue to be responsible for compensating the Trust’s other service providers and paying the Fund’s other expenses out of the Adviser’s own fee and resources.

The Board compared the Fund’s net expense ratio to those of its Peer Group and Category Peer Group as shown in the Barrington Report, as well as its Selected Peer Group. The Board noted that the Fund had one of the highest net expense ratios, but was within the range of net expense ratios, of the funds in its Peer Group. Further, the Board considered that the Fund’s net expense ratio was slightly lower than the median net expense ratio of its Category Peer Group. In addition, the Board noted that the Fund’s net expense ratio was within the range of net expense ratios of the funds in its Selected Peer Group. The Board also considered the impact of AFFE on the Fund’s expenses, noting that the Fund will not incur AFFE in the future as a result of the changes to the Fund’s principal investment strategies that took place July 31, 2023, and, as a result, the Fund’s net expense ratio is expected to be lower in the future.

The Board then considered the Adviser’s financial resources and information regarding the Adviser’s ability to support its management of the Fund and obligations under the unified fee arrangement, noting that the Adviser had provided its financial statements for the Board’s review. The Board also evaluated the compensation and benefits received by the Adviser from its relationship with the Fund, taking into account an analysis of the Adviser’s profitability with respect to the Fund at various actual and projected Fund asset levels.

The Board also considered the Fund’s expenses and the structure of the Fund’s advisory fee with respect to potential economies of scale. The Board noted that the Fund’s fee structure did not contain any breakpoint reductions as the Fund’s assets grow but considered that the Fund’s fee structure is a unified fee. The Board concluded that the current fee structure reflects a sharing of economies of scale between the Adviser and the Fund at the Fund’s current asset level. The Board also noted its intention to monitor fees as the Fund grows in size and assess whether advisory fee breakpoints may be warranted.

Conclusion. No single factor was determinative of the Board’s decision to approve the continuation of the Advisory Agreement; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including the Independent Trustees, unanimously determined that the Advisory Agreement, including the compensation payable under the agreement, was fair and reasonable to the Fund. The Board, including the Independent Trustees, unanimously determined that the approval of the continuation of the Advisory Agreement was in the best interests of the Fund and its shareholders.

AlphaMark Actively Managed Small Cap ETF

Federal Tax Information
(Unaudited)

For the fiscal year ended March 31, 2024, certain dividends paid by the Fund may be subject to a maximum rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividend received deduction for the fiscal year ended March 31, 2024 was 100.00%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was 0.00%.

Information About Portfolio Holdings
(Unaudited)

The Fund files its complete schedules of portfolio holdings for its first and third fiscal quarters with the SEC on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT is available without charge, upon request, by calling toll-free at (800) 617-0004. Furthermore, you may obtain the Part F of Form N-PORT on the SEC’s website at www.sec.gov or the Fund’s website at www.alphamarkadvisors.com/etf/. The Fund’s portfolio holdings are posted on its website at www.alphamarkadvisors.com/etf/ daily.

Information About Proxy Voting
(Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is provided in the SAI. The SAI is available without charge, upon request, by calling toll-free at (800) 617-0004, by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at www.alphamarkadvisors.com/etf/.

When available, information regarding how the Fund voted proxies relating to portfolio securities during the twelve-months ending June 30 is available by calling toll-free at (800) 617-0004 or by accessing the SEC’s website at www.sec.gov.

AlphaMark Actively Managed Small Cap ETF

Frequency Distribution of Premiums and Discounts
(Unaudited)

Information regarding how often shares of the Fund trade on the exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund is available, without charge, on the Fund’s website at www.alphamarkadvisors.com/etf/.

Adviser

AlphaMark Advisors, LLC

810 Wright’s Summit Parkway, Suite 100

Fort Wright, Kentucky 41011

Distributor

Quasar Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

Custodian

U.S. Bank National Association

1555 North Rivercenter Drive, Suite 302

Milwaukee, Wisconsin 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

342 North Water Street, Suite 830

Milwaukee, Wisconsin 53202

Legal Counsel

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, NW

Washington, DC 20004

AlphaMark Actively Managed Small Cap ETF

Symbol – SMCP

CUSIP – 26922A834

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Leonard Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 3/31/2024	FYE 3/31/2023
(a)Audit Fees	$ 14,500	$ 14,500
(b)Audit-Related Fees	$ 0	$ 0
(c)Tax Fees	$ 3,500	$ 3,500
(d)All Other Fees	$ 0	$ 0

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2024	FYE 3/31/2023
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) N/A.

(g)The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 3/31/2024	FYE 3/31/2023
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

(j) The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Leonard M. Rush, David A. Massart, and Janet D. Olsen.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	ETF Series Solutions

By (Signature and Title)*	/s/ Kristina R. Nelson
Kristina R. Nelson, President (principal executive officer)

Date	6/6/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Kristina R. Nelson
Kristina R. Nelson, President (principal executive officer)

Date	6/6/2024

By (Signature and Title)*	/s/ Kristen M. Weitzel
Kristen M. Weitzel, Treasurer (principal financial officer)

Date	6/6/2024

*	Print the name and title of each signing officer under his or her signature.